Exhibit 4.1

NOTICE TO SUBSCRIBERS

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC RISK FOR AN INDEFINITE PERIOD OF TIME AND WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. FURTHERMORE, SUBSCRIBERS MUST UNDERSTAND THAT SUCH INVESTMENT IS ILLIQUID AND IS EXPECTED TO CONTINUE TO BE ILLIQUID FOR AN INDEFINITE PERIOD OF TIME. NO PUBLIC MARKET EXISTS FOR THE SECURITIES, AND NO PUBLIC MARKET IS EXPECTED TO DEVELOP FOLLOWING THIS OFFERING.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES OR BLUE SKY LAWS. ALTHOUGH AN OFFERING STATEMENT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THAT OFFERING STATEMENT DOES NOT INCLUDE THE SAME INFORMATION THAT WOULD BE INCLUDED IN A REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR THE ADEQUACY OR ACCURACY OF THE SUBSCRIPTION AGREEMENT OR ANY OTHER MATERIALS OR INFORMATION MADE AVAILABLE TO SUBSCRIBER IN CONNECTION WITH THIS OFFERING, INCLUDING INFORMATION OVER THE WEB BASED PLATFORM MAINTAINED BY NOVATION SOLUTIONS INC. (A/K/A/ DEALMAKER). ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIBERS WHO ARE NOT “ACCREDITED INVESTORS” (AS THAT TERM IS DEFINED IN SECTION 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT) ARE SUBJECT TO LIMITATIONS ON THE AMOUNT THEY MAY INVEST, AS SET OUT IN SECTION 4. THE COMPANY IS RELYING ON THE REPRESENTATIONS AND WARRANTIES SET FORTH BY EACH SUBSCRIBER IN THIS SUBSCRIPTION AGREEMENT AND THE OTHER INFORMATION PROVIDED BY SUBSCRIBER IN CONNECTION WITH THIS OFFERING TO DETERMINE THE APPLICABILITY TO THIS OFFERING OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

FOR SUBSCRIBERS RESIDENT IN CANADA, IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE ONLY TO ACCREDITED INVESTORS PURSUANT TO NATIONAL INSTRUMENT 45-106 PROSPECTUS EXEMPTIONS. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION OR PROSPECTUS REQUIREMENTS OF APPLICABLE CANADIAN SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE SECURITIES.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. SUBSCRIBERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE COMPANY MAY NOT BE OFFERING THE SECURITIES IN EVERY STATE. THE OFFERING MATERIALS DO NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH THE SECURITIES ARE NOT BEING OFFERED.

THE COMPANY RESERVES THE RIGHT IN ITS SOLE DISCRETION AND FOR ANY REASON WHATSOEVER TO MODIFY, AMEND AND/OR WITHDRAW ALL OR A PORTION OF THE OFFERING AND/OR ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE SECURITIES OR TO ALLOT TO ANY PROSPECTIVE SUBSCRIBER LESS THAN THE AMOUNT OF SECURITIES SUCH SUBSCRIBER DESIRES TO PURCHASE. EXCEPT AS OTHERWISE INDICATED, THE OFFERING MATERIALS SPEAK AS OF THEIR DATE. NEITHER THE DELIVERY NOR THE PURCHASE OF THE SECURITIES SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THAT DATE.

ALL REFERENCES TO $ OR DOLLARS HEREIN ARE REFERENCES TO U.S. DOLLARS.

FORM OF

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Subscription Agreement) is entered into by and between BirchBioMed Inc., a corporation formed under the laws of the Province of British Columbia, Canada (the “Company”) and the undersigned (the “Subscriber”).

WHEREAS, subject to the terms and conditions set forth in this Subscription Agreement and, with respect to subscriptions by Subscribers in the United States, pursuant to an offering statement on Form 1-A (the “Offering Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”) which forms part of the Offering Circular (as hereinafter defined), or, with respect to subscriptions by Subscribers in Canada, a Canadian private placement offering memorandum (the “Canadian Offering Memorandum”) the Company desires to issue and sell to each Subscriber, and each Subscriber, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Subscription Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Subscription Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Subscriber agree as follows:

1. Subscription.

(a) The Subscriber hereby irrevocably subscribes for and agrees to purchase common shares (the “Common Shares”) of the Company, at a purchase price per share listed on the subscription agreement signature page below (the “Per Security Price”) including a 3.5% processing fee, upon the terms and conditions set forth herein. The Common Shares being subscribed for under this Subscription Agreement are also referred to as the “Securities.” The rights and preferences of the Common Shares are as set forth in the articles of association, included in the exhibits to the Offering Statement.

(b) The Subscriber understands that the Securities are being offered in the United States pursuant to an offering circular (the “Offering Circular”) filed with the SEC as part of the Offering Statement, as may be amended from time to time and, in Canada, pursuant to the Canadian Offering Memorandum in accordance with National Instrument 45-106 Prospectus Exemptions (“NI 45-106”). By executing this Subscription Agreement as provided herein, the Subscriber acknowledges that the Subscriber has received this Subscription Agreement, copies of the Offering Circular and Offering Statement or the Canadian Offering Memorandum, as applicable, and other exhibits thereto and any other information required by the Subscriber to make an investment decision.

(c) The Subscriber’s subscription may be accepted or rejected in whole or in part, at any time prior to a Closing Date (as hereinafter defined), by the Company at its sole discretion. In addition, the Company, at its sole discretion, may allocate to the Subscriber only a portion of the number of Securities the Subscriber has subscribed for. The Company will notify the Subscriber whether this subscription is accepted (whether in whole or in part) or rejected. If the Subscriber’s subscription is rejected in part, the rejected portion of the Subscriber’s payment will be returned to the Subscriber without interest. If the Subscriber’s subscription is rejected in full, the Subscriber’s payment will be returned to the Subscriber without interest and all of the Subscriber’s obligations hereunder shall terminate in accordance with Section 1(e) below.

(d) The aggregate number of Securities sold shall not exceed 1,999,999 Common Shares. There is no minimum required offering amount and the Company may accept subscriptions until the termination of the offering in accordance with its terms (the “Termination Date”). The Company may elect at any time to close all or any portion of this offering, on various dates at or prior to the Termination Date (each a “Closing Date”).

(e) In the event of rejection of this subscription in its entirety, or in the event the sale of the Securities (or any portion thereof) is not consummated for any reason, this Subscription Agreement shall have no force or effect, except for Section 5 hereof, which shall remain in force and effect.

(f) The terms of this Subscription Agreement shall be binding upon the Subscriber and its permitted transferees, heirs, successors and assigns (collectively, “Transferees”); provided that for any such transfer to be deemed effective, the Transferee shall have executed and delivered to the Company in advance an instrument in a form acceptable to the Company in its sole discretion, pursuant to which the proposed Transferee shall acknowledge, agree, and be bound by the representations and warranties of the Subscriber and the terms of this Subscription Agreement.

2. Payment and Purchase Procedure. The purchase price for the Securities shall be paid simultaneously with the execution and delivery to the Company of the signature page of this Subscription Agreement, together with:

(a) if the Subscriber is a U.S. investor, a completed “US Investor Questionnaire” in the form attached hereto as Exhibit A; or

(b) if the Subscriber is a Canadian investor and is purchasing the Common Shares as an “accredited investor” as defined in NI 45-106, an executed copy of the “Canadian Investor Questionnaire” in the form attached hereto as Exhibit B and a duly completed “Risk Acknowledgement Form” attached as Appendix 1 to Exhibit B (if applicable).

The Subscriber shall deliver a digitally signed copy of this Subscription Agreement and the completed US Investor Questionnaire or Canadian Investor Questionnaire, as applicable, along with payment for the aggregate purchase price of the Securities, by wire transfer, credit card or ACH transfer and held in a segregated escrow account, managed by the escrow agent, Enterprise Bank and Trust. The Subscriber shall also provide any other documents or information requested by Company or its agents for the purpose of satisfying the Company’s accreditation obligations. Funds will remain in the segregated account until the Subscription Agreement has been cleared and countersigned by the Company. To the extent that the funds are not ultimately received by the Company or are subsequently withdrawn by the Subscriber, whether due to an ACH chargeback or otherwise, this Subscription Agreement will be considered terminated, and the Subscriber shall not be entitled to any Securities subscribed for.

3. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber that the following representations and warranties are true and complete in all material respects as of the date of each Closing Date.

(a) Organization and standing. The Company is a corporation duly formed, validly existing and in good standing under the laws of the Province of British Columbia, Canada, with full power and authority to conduct its business as it is currently being conducted, to own its assets, and to consummate the transactions contemplated by this Subscription Agreement.

(b) Issuance of the Securities. The issuance, sale and delivery of the Securities in accordance with this Subscription Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Securities, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Subscription Agreement, will be duly and validly issued, fully paid and non-assessable.

(c) Authority for Agreement. The acceptance by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby are within the Company’s powers and have been duly authorized by all necessary corporate action on the part of the Company. Upon full execution hereof, this Subscription Agreement shall constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (iii) with respect to the enforceability of provisions for the governing law, consent to jurisdiction, or forum selection; provisions for cumulation of rights or remedies; and waiver of rights to trial by jury, of defense or counterclaim, or bond or undertaking, as limited by constitutional and public policy considerations and general principles of equity (regardless of whether enforcement may be sought in a proceeding in equity or at law) and by federal or states securities laws.

(d) Proceeds. The Company shall use the proceeds from the issuance and sale of the Securities as set forth in “Use of Proceeds to Issuer” in the Offering Circular or the Canadian Offering Memorandum, as applicable.

4. Representations and Warranties of the Subscriber. By executing this Subscription Agreement, the Subscriber (and, if the Subscriber is purchasing the Securities subscribed for hereby in a fiduciary capacity, the person or persons for whom the Subscriber is so purchasing) represents and warrants, which representations and warranties are true and complete in all material respects as of such Subscriber’s respective Closing Date(s).

(a) Requisite Power and Authority. Such Subscriber has all necessary power and authority under all applicable provisions of law to execute and deliver this Subscription Agreement, and other agreements required hereunder and to carry out their provisions. All actions on the Subscriber’s part required for the lawful execution and delivery of this Subscription Agreement and other agreements required hereunder have been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, this Subscription Agreement and other agreements required hereunder will be valid and binding obligations of the Subscriber, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

(b) Offering Documents. Subscribers in the United States acknowledge the public availability of the Offering Circular which can be viewed on the SEC Edgar Database, under the CIK number 0001670747. The Offering Circular is made available in the Offering Statement, as amended, and was qualified by the SEC on [___________], 2024. In the Offering Circular or the Canadian Offering Memorandum, as applicable, it makes clear the terms and conditions of the offering of the Securities and the risks associated therewith are described. Subscriber has had an opportunity to discuss the Company’s business, management, and financial affairs with directors, officers, and management of the Company. Subscriber has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment. Except as set forth herein, no representations or warranties have been made to Subscriber, or to Subscriber’s advisors or representative, by the Company or others with respect to the business or prospects of the Company or its financial condition. No federal, state or provincial agency including, without limitation, the SEC or the securities commission of any state, province or territory has approved or disapproved the Securities, passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment. Subscriber has not been furnished and is not relying upon any offering literature regarding the Company or the Securities other than the Offering Circular or the Canadian Offering Memorandum, as applicable.

(c) Investment Experience; Investor Determination of Suitability. The Subscriber has sufficient experience in financial and business matters to be capable of utilizing such information to evaluate the merits and risks of the Subscriber’s investment in the Securities, and to make an informed decision relating thereto. Alternatively, the Subscriber has utilized the services of a purchaser representative and together they have sufficient experience in financial and business matters that they are capable of utilizing such information to evaluate the merits and risks of the Subscriber’s investment in the Securities, and to make an informed decision relating thereto. The Subscriber has evaluated the risks of an investment in the Securities, including those described in the Offering Circular and, as applicable, the Canadian Offering Memorandum, and has determined that the investment is suitable for Subscriber. The Subscriber has adequate financial resources for an investment of this character. The Subscriber could bear a complete loss of the Subscriber’s investment in the Company.

(d) No Registration. The Subscriber understands that the Securities are not being registered under the Securities Act on the ground that the issuance in the United States is exempt under Regulation A of Section 3(b) of the Securities Act, and that reliance on such exemption is predicated in part on the truth and accuracy of the Subscriber’s representations and warranties, and those of the other purchasers of the Securities, in the offering. The Subscriber further understands that the Company is offering the Securities in the United States by members of its management and through broker/dealers who are registered with the Financial Industry Regulatory Authority. The Subscriber covenants not to sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable state or other securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state or other securities laws; and that the Company and its representatives and affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(e) Acknowledgements. The Subscriber acknowledges that:

A.	the Securities have not been qualified by a prospectus in Canada and may not be offered or sold in Canada during the course of their distribution and thereafter except pursuant to a Canadian prospectus or prospectus exemption;

B.	the purchase of the Securities offered hereunder will be deemed to constitute a representation and warranty by the Subscriber that such Subscriber is purchasing the Securities with investment intent and not with a view to distribution;

C.	the Company is not a “reporting issuer” in any jurisdiction of Canada, that the Securities are subject to statutory resale restrictions under applicable Canadian securities laws, which resale restrictions may apply outside of Canada, and the Subscriber understands and covenants that it will not resell the Securities except in compliance with such laws;

D.	no Canadian securities commission or similar regulatory authority in Canada has reviewed or passed on the merits of any of the Securities; and

E.	if in certificated form, any Securities subscribed for shall have attached to them, if applicable, a legend in substantially the following form with the necessary information inserted:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE ISSUANCE DATE] (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.

The Subscriber acknowledges and understands that the Securities may be evidenced by a non-certificated issue in the records of the transfer agent of the Company on the Closing Date. If the Company elects to proceed in this manner, the Subscriber will not receive physical certificates representing their ownership. The Subscriber consents to the Company making a notation in its records or giving instructions to any transfer agent in order to implement the restrictions on transfer set forth and described herein.

(f) Not Proceeds of Crime. The funds representing the subscription amount which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as the same may be amended from time to time (the “PCMLTFA”) and for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act, as the same may be amended from time to time (the “PATRIOT Act”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA and the PATRIOT Act. To the best of its knowledge: (i) none of the funds representing the subscription amount to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, any International Jurisdiction or any other jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it shall promptly notify the Company if the Subscriber discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith.

(g) Illiquidity and Continued Economic Risk. The Subscriber acknowledges and agrees that there is no ready public market for the Securities and that there is no guarantee that a market for their resale will ever exist. The Subscriber must bear the economic risk of this investment indefinitely and the Company has no obligation to list the Securities on any market or take any steps (including registration under the Securities Act or the Securities Exchange Act of 1934, as amended, or qualification by prospectus in Canada) with respect to facilitating trading, repurchase or resale of the Securities. The Subscriber acknowledges that the Subscriber is able to bear the economic risk of losing the Subscriber’s entire investment in the Securities. The Subscriber also understands that an investment in the Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Securities.

(h) Accredited Investor Status or Investment Limits. The Subscriber represents that either:

(i) If the Subscriber is resident in the United States, (A) the Subscriber meets the definition of Accredited Investor under Rule 501 of Regulation D of the Securities Act; or (B) that the Purchase Price, together with any other amounts previously used to purchase Securities in this offering, does not exceed 10% of the greater of Subscriber’s annual income or net worth (or in the case where Subscriber is a non-natural person, their revenue or net assets for such Subscriber’s most recently completed fiscal year end).; or

(ii) if the Subscriber is resident in Canada, the Subscriber is a Canadian “accredited investor” under NI 45-106

The Subscriber represents that to the extent it has any questions with respect to its status as an accredited investor, or the application of the investment limits, it has sought professional advice.

(i) Collection of Personal Information. The Subscriber acknowledges that this Subscription Agreement and the schedules, exhibits and appendices hereto require the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Securities under applicable securities laws and completing filings required by any securities regulatory authority. The Subscriber’s personal information may be disclosed by the Company to: (a) stock exchanges or securities regulatory authorities, (b) the Canada Revenue Agency or other taxing authorities, and (c) any of the other parties involved in the Offering, including legal counsel to the Company and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

The information provided by the Subscriber in Exhibit B of this Subscription Agreement identifying among other things, the name, address, telephone number and email address of the Subscriber, the number of Securities being purchased hereunder, the subscription amount, the date the Securities are issued hereunder and the exemption that the Subscriber is relying on in purchasing the Securities may be disclosed to the Canadian securities regulatory authorities, and such information is being indirectly collected by the Canadian securities regulatory authorities under the authority granted to it under Canadian securities legislation. This information is being collected for the purposes of the administration and enforcement of Canadian securities legislation. Each Subscriber hereby authorizes the indirect collection of such information by the Canadian securities regulatory authorities. In the event the Subscriber has any questions with respect to the indirect collection of such information, the Subscriber should contact the applicable securities regulatory authority at the contact details provided in Appendix 2 to Exhibit B.

(j) Shareholder information. Within five days after receipt of a request from the Company, the Subscriber hereby agrees to provide such information with respect to its status as a shareholder (or potential shareholder) and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is or may become subject. The Subscriber further agrees that in the event it intends to transfer any Securities, it will require the transferee of such Securities to agree to provide such information to the Company as a pre-condition of such transfer.

(k) Valuation. The Subscriber acknowledges that the price of the Securities was set by the Company on the basis of the Company’s internal valuation and no warranties are made as to value. The Subscriber further acknowledges that future offerings of Securities may be made at lower valuations, with the result that the Subscriber’s investment will bear a lower valuation.

(l) Domicile. The Subscriber maintains the domicile (and is not a transient or temporary resident) at the address shown on the signature page.

(m) No Brokerage Fees. There are no claims for brokerage commission, finders’ fees or similar compensation in connection with the transactions contemplated by this Subscription Agreement or related documents based on any arrangement or agreement binding upon the Subscriber.

(n) Foreign Investors. If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(o) Fiduciary Capacity. The Subscriber represents, warrants and agrees that, if the Subscriber is acquiring the Securities in a fiduciary capacity: (i) the above representations, warranties, agreements, acknowledgements and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Securities are being acquired; (ii) the name of such person or persons is indicated below under the Subscriber’s name; and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.

The Subscriber acknowledges that its subscription and this Subscription Agreement would not be accepted by the Company in the absence of the foregoing representations, warranties, agreements, acknowledgments, and understandings.

5. Survival of Representations and Indemnity. The representations, warranties and covenants made by the Subscriber herein shall survive the Termination Date of this Subscription Agreement. The Subscriber agrees to indemnify and hold harmless the Company and its respective officers, directors and affiliates, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all reasonable attorneys’ fees, including attorneys’ fees on appeal) and expenses reasonably incurred in investigating, preparing or defending against any false representation or warranty or breach of failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

6. Governing Law; Jurisdiction. This Subscription Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE SUBSCRIBER AND THE COMPANY CONSENTS TO THE JURISDICTION OF THE COURT OF THE WESTERN DISTRICT OF NEW YORK OR ALTERNATIVELY IF THAT IS NOT ENFORCEABLE, COMPETENT FEDERAL COURTS WITHIN THE STATE OF NEW YORK AND NO OTHER PLACE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS SUBSCRIPTION AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE SUBSCRIBER AND THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT. EACH OF THE SUBSCRIBER AND THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN THE MANNER AND IN THE ADDRESS SPECIFIED IN SECTION 7 AND PROVIDED WITH THE SIGNATURE PAGE OF THIS SUBSCRIPTION AGREEMENT.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE AND INCLUDING CLAIMS UNDER THE FEDERAL SECURITIES LAWS) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT. IN THE EVENT OF LITIGATION, THIS SUBSCRIPTION AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. BY AGREEING TO THIS WAIVER, THE SUBSCRIBER IS NOT DEEMED TO WAIVE THE COMPANY’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

7. Notices. Notice, requests, demands and other communications relating to this Subscription Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, on the date of such delivery; or (b) mailed by registered or certified mail, postage prepaid, return receipt requested, in the third day after the posting thereof; or (c) emailed, telecopied or cabled, on the date of such delivery to the address of the respective parties as follows:

If to the Company, to:	with a required copy (that shall not constitute notice) to:

BirchBioMed Inc.	Harter Secrest & Emery
Attn: Mark S. Miller, CEO	Attn: C. Christopher Murillo, Esq.
130 Kingscross Drive	1600 Bausch & Lomb Place
King City, Ontario, Canada L7B 1E6	Rochester, NY 16406

If to a Subscriber, to the Subscriber’s address as provided with the execution of this Subscription Agreement or to such other address as may be specified by written notice from time to time by the party entitled to receive such notice. Any notices, requests, demands or other communications by telecopy or cable shall be confirmed by letter given in accordance with (a) or (b) above.

The Subscriber hereby agrees that the Company may deliver all notices, financial statements, valuations, reports, reviews, analyses, shareholder notices or other materials, and any and all other documents, information and communications concerning the affairs of the Company and its investments required or permitted to be provided to the Subscriber under the Offering Circular or the Canadian Offering Memorandum, as applicable, hereunder or otherwise by means of e-mail or by posting on an electronic message board or by other means of electronic communication. The Subscriber hereby consents to receive electronically all documents, communications, notices, contracts, and agreements arising from or relating in any way to your or our rights, obligations or services hereunder or pursuant to your ownership of the Securities.

8. Miscellaneous.

(a) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require.

(b) This Subscription Agreement is not transferable or assignable by the Subscriber.

(c) The representations, warranties and agreements contained herein shall be deemed to be made by and be binding upon the Subscriber and its heirs, executors, administrators and successors and shall inure to the benefit of the Company and its successors and assigns.

(d) None of the provisions of this Subscription Agreement may be waived, changed or terminated orally or otherwise, except as specifically set forth herein or except by a writing signed by the Company and the Subscriber.

(e) In the event any part of this Subscription Agreement is found to be void or unenforceable, the remaining provisions are intended to be separable and binding with the same effect as if the void or unenforceable part were never the subject of agreement.

(f) The invalidity, illegality or unenforceability of one or more of the provisions of this Subscription Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Subscription Agreement in such jurisdiction or the validity, legality or enforceability of this Subscription Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(g) This Subscription Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

(h) The terms and provisions of this Subscription Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

(i) The headings used in this Subscription Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(j) This Subscription Agreement may be executed in any number of counterparts, including by electronic transmission, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(k) If any recapitalization or other transaction affecting the stock of the Company is effected, then any new, substituted or additional securities or other property which is distributed with respect to the Securities shall be immediately subject to this Subscription Agreement, to the same extent that the Securities, immediately prior thereto, shall have been covered by this Subscription Agreement.

(l) No failure or delay by any party in exercising any right, power or privilege under this Subscription Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

9. Subscription Procedure. Each Subscriber, by providing his or her information, including name, address and subscription amount, and clicking “accept” and/or checking the appropriate box on the online investment platform (“Online Acceptance”), confirms such Subscriber’s information and his or her investment through the platform and confirms such Subscriber’s electronic signature to this Subscription Agreement. Each party hereto agrees that (a) the Subscriber’s electronic signature as provided through Online Acceptance is the legal equivalent of his or her manual signature on this Subscription Agreement and constitutes execution and delivery of this Subscription Agreement by the Subscriber, (b) the Company’s acceptance of the Subscriber’s subscription through the platform and its electronic signature hereto is the legal equivalent of its manual signature on this Subscription Agreement and constitutes execution and delivery of this Subscription Agreement by the Company and (c) each party’s execution and delivery of this Subscription Agreement as provided in this Section 9 establishes such party’s acceptance of the terms and conditions of this Subscription Agreement.

[SIGNATURE PAGE FOLLOWS]

BIRCHBIOMED INC.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned purchaser hereby enters into this Subscription Agreement with BirchBioMed Inc., a corporation formed under the laws of the Province of British Columbia, Canada, as of the date written below, and agrees to be bound in all respects by the terms and conditions hereof. The undersigned subscriber shall purchase the number of the Shares specified below for the aggregate Purchase Price specified below:

Number of Shares:

Per Security Price:	$

Total Purchase Price:	$

_________________________________________

Date

PURCHASER (if an individual)	PURCHASER (if an entity)

Print Name	Print Name of Entity

Signature	Signature of Authorized Signatory

Print Name of Additional Signatory	Name of Signatory

Additional Signature (If joint tenants or tenants in common)	Title of Signatory

Address of Principal Residence:	Address of Executive Offices:

Telephone Number	Telephone Number

Email Address	Email Address

Is the Subscriber an “Insider” of the Company as defined in the Securities Act (Ontario)? Yes ☐ No ☐	Is the Subscriber a “Registrant” as defined in the Securities Act (Ontario)? Yes ☐ No ☐

Subscriber’s SS# or Tax ID#	Subscriber’s SS# or Tax ID#

ACCEPTED BY: BIRCHBIOMED INC.

Signature of Authorized Signatory: __________________________________

Name of Authorized Signatory: Mark Miller, Chairman and Chief Executive Officer

Date of Acceptance: _________________, 2024

[Signature page to Subscription Agreement]

EXHIBIT A

US INVESTOR QUESTIONNAIRE

See Attached.

* CONFIDENTIAL *

US INVESTOR QUESTIONNAIRE

Purpose of this Investor Questionnaire

The information set forth herein is necessary to enable BirchBioMed Inc. (the “Company”) to determine whether you are an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), and to comply with certain laws and regulations. The Company must determine that the purchaser meets certain suitability requirements before selling securities to such investors. This Investor Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy Company Securities or any other security.

Answers will be kept strictly confidential at all times. The purchaser understands, however, that the Company may present this Investor Questionnaire to certain parties, including, without limitation, counsel to the Company and applicable governmental authorities.

It is important that your answers are accurate as the Company will be relying on your answers in ascertaining, pursuant to applicable securities laws, whether you are eligible to participate in the investment. In order to qualify to participate in this investment, one of the boxes under questions 8, 9, or 10 must apply to you and be checked.

1.	Name and capacity:____________________________________

2.	Address:_____________________________________________

3.	Date of birth:_________________________________________

4.	Tax identification number: ______________________________

5.	Name of employer: ____________________________________

6.	Occupation:__________________________________________

7.	Highest degree completed: ______________________________

FOR INDIVIDUALS:

8.	The purchaser is a natural person and (check all that apply):

(i)	☐ Is a director or executive officer of the Company.

(ii)	☐ Had an individual annual income in each of the two most recent years in excess of $200,000, and reasonably expects to have an individual annual income in the current year in excess of $200,000.

(iii)	☐ Had, together with the purchaser’s spouse, joint annual income in excess of $300,000 in each of the two most recent years, and reasonably expects their joint annual income in the current year to exceed $300,000.

(iv)	☐ Had an individual net worth, or joint net worth with my spouse, which exceeds $1,000,000. For purposes of this question, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities exclude any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

(v)	☐ Holds in good standing one or more of the following professional certifications or designations:

●	Licensed General Securities Representative (Series 7)

●	Licensed Investment Adviser Representative (Series 65)

●	Licensed Private Securities Offerings Representative (Series 82)

(vi)	☐ Is an individual “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), of a family office meeting the requirements of Rule 202(a)(11)(G)-1 under the Advisers Act and whose prospective investment in the Company is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

FOR ENTITIES:

9.	The purchaser is an entity – i.e., a corporation, partnership, limited liability company or other entity (other than a trust) – and:

(i)	☐ The purchaser is a corporation, partnership, limited liability company, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

(ii)	☐ The purchaser is one of the following institutional investors as described in Rule 501(a) adopted by the SEC under the Securities Act:

(A)	☐ A “bank” (as defined in Section 3(a)(2) of the Securities Act) or a “savings and loan association or other institution” (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in its individual or fiduciary capacity.

(B)	☐ An investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act.

(C)	☐ A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended.

(D)	☐ An “insurance company” (as defined in Section 2(13) of the Securities Act).

(E)	☐ An investment company registered under the Investment Act or a “business development company” (as defined in Section 2(a)(48) of the Investment Act).

(F)	☐ A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended.

(G)	☐ A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

(H)	☐ A “private business development company” (as defined in Section 202(a)(22) of the Advisers Act).

(I)	☐ An employee benefit plan within the meaning of Employee Retirement Income Security Act of 1974 (“ERISA”) and (A) the investment decision to purchase the Securities was made by a “plan fiduciary” (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser, (B) which has total assets in excess of $5,000,000, or (C) which is a self-directed plan, with investment decisions made solely by persons, each of whom individually satisfies the net worth or income standards for natural persons set forth in Question 8 above.

(J)	☐ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees with total assets in excess of $5,000,000.

(iii)	☐ Each shareholder, partner, member, or other equity owner, as the case may be, satisfies the net worth or income standards for natural persons set forth in Question 8 above or for entities set forth in this Question 9.

10.	The purchaser is a trust and:

(i)	☐ The trustee of the trust is a “bank” (as defined in Section 3(a)(2) of the Securities Act) or a “savings and loan association or other institution” (as defined in Section 3(a)(5)(A) of the Securities Act).

(ii)	☐ The trust has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities, and the purchase of the Securities is being directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the purchase of the Securities.

(iii)	☐ A “family office” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) (a) with assets under management in excess of $5,000,000, (b) that is not formed for the specific purpose of acquiring the securities offered, and (c) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

(iv)	☐ An entity “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements of Rule 202(a)(11)(G)-1 under the Advisers Act and whose prospective investment in the Company is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

The undersigned hereby certifies that the responses above are true and correct as of the date hereof.

PURCHASER:

Date:	Name:

Signature:

Title:

EXHIBIT B

CANADIAN INVESTOR QUESTIONNAIRE

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this questionnaire.

In connection with the purchase by the undersigned Subscriber of the Securities, the Subscriber hereby represents, warrants, covenants and certifies to the BirchBioMed Inc. (the “Company”) (and acknowledges that the Company and its respective counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of a province or territory of Canada;

(b)	the Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the Subscriber fits within one of the categories of an “accredited investor” reproduced below beside which the Subscriber has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below;

(e)	if the Subscriber is purchasing under category (j), (k) or (l) below, it has completed and signed Exhibit “I” attached hereto; and

(f)	upon execution of this Exhibit “B” by the Subscriber, this Exhibit “B” shall be incorporated into and form a part of the Subscription Agreement to which this Exhibit “B” is attached.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or

☐		(ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;

	Note:	Financial assets include cash and securities, but do not include a personal residence – see the definition of “financial assets” later in this questionnaire. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities”. Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1), then initial paragraph (j.1) instead of this paragraph (j).

	Note:	If you are an accredited investor described in this paragraph (j), do not meet the higher financial asset threshold set out in paragraph (j.1), you must deliver a completed Form 45 106F9 – Form for Individual Accredited Investors (Exhibit I).

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

	Note:	The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).

☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (delivery of a completed Form 45 106F9 – Form for Individual Accredited Investors (Exhibit I) is also required);

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

	Note:	To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.

	Note:	If you are an accredited investor described in this paragraph (l), you must deliver a completed Form 45 106F9 – Form for Individual Accredited Investors (Exhibit I).

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

	Note:	If you have initialed this paragraph (t), name each owner of an interest and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Exhibit B). If a person named below is a director required by law to own a voting security, and that person is not an accredited investor, indicate “director” under Category.

Name	Category

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario or Québec, the regulator as an accredited investor;

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or

☐	(x)	in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***If checking this category (x), please provide a description of how this requirement is met.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is: (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;

(f)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(i)	“person” includes: (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(j)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 and except in Part 2 Division 4 (Employee, Executive Officer, Director and Consultant Exemption) of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person, beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations contained in this questionnaire are true and accurate as of the date of this questionnaire and will be true and accurate as of the date the Securities are issued hereunder and the Subscriber acknowledges that this Canadian Investor Questionnaire is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the date the Securities are issued hereunder, the undersigned shall give immediate written notice of such fact to the Company prior to the date the Securities are issued hereunder.

Dated:	Signed:

Print the name of Subscriber

If Subscriber is a corporation, print name and title of Authorized Signing Officer

APPENDIX 1 TO EXHIBIT B

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

THIS APPENDIX 1 TO EXHIBIT B IS TO BE COMPLETED BY ACCREDITED INVESTORS WHO ARE INDIVIDUALS SUBSCRIBING UNDER CATEGORIES (J), (K) OR (L) IN EXHIBIT B TO WHICH THIS APPENDIX 1 IS ATTACHED.

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares	Issuer: BirchBioMed Inc.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your Initials
Risk of loss - You could lose your entire investment of $ _____________ . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
●	Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

●	Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

●	Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.

●	Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Please contact: BirchBioMed Inc. 130 Kingscross Drive Toronto, Ontario L7B 1E6 Attn: Mark Miller – Chairman & CEO

Telephone:	905-833-3414	Toll free:	866-350-1993

Mark Miller – Chairman & CEO		Susan Elliott – Chief Marketing Officer
mark.miller@birchbiomed.com		susan.elliott@birchbiomed.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

APPENDIX 2 TO EXHIBIT B

SECURITIES COMMISSION CONTACT INFORMATION

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297 6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission
(New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower, P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage C.P. 246, Tour de la Bourse Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only) Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers);

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899